                                                 EXHIBIT 10(e)

                                        July 26, 1989


Mr. Edward W. Thoma
733 West Hamilton Avenue
Sherrill, New York  13461


Dear Mr. Thoma:

                                          Oneida   Ltd.   (the
"Company") considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel. In this connection, the Board of Directors of the Company (the "Board') recognizes that the possibility of a change in control of the Company may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders.

                                           The    Board    has
determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including yourself, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from any possible change in control of the Company.

                                        In order to induce you
to remain in the employ of the Company, the Company agrees that you shall receive the severance benefits set forth in this letter agreement (the "Agreement") in the event that your employment with the Company is terminated subsequent to a Change in Control (as defined in Section 2).

                                         1. Term of Agreement.
The term of this Agreement (the "Term") shall commence on the Operative Date (as hereinafter defined) and end on the fifth anniversary of the Operative Date, provided that it has not been terminated in accordance with its terms. In the event, however, that you attain the age of sixty-five (65) during the Term, then this Agreement shall terminate on the last day of the month in which you attain the age of sixty-five (65). For purposes of this Agreement, the term "Operative Date" shall mean the date on which a Change in Control occurs, provided that (i) you are then in the employ of the Company and (ii) such Change in Control occurs before you reach age sixty -five
(65).

                                         2. Change in Control.
No benefits shall be payable hereunder unless there shall have been a Change in Control. For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:

                                         (A) any ''Person", as
such  term  is  used  in  Sections  13(d)  and  14(d)  of  the
Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of sock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

                                         (B) during any period
of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (A), (C) or (D) of this Section) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

                                         (C)  the stockholders
of the Company approve a merger or consolidation of the Company with any other company, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction in which no ''person" (as hereinabove defined) acquires more than 20% of the combined voting power of the Company's then outstanding securities; or

                                         (D)  the stockholders
of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or Substantially all of the Company's assets.

                                            3.     Termination
Following Change in Control. If a Change in Control shall have occurred, you shall be entitled to the benefits provided in Subsection 4(D) upon the subsequent termination of your employment during the Term unless such termination is because of your death or retirement, by the Company for cause or disability, or by you other than for good reason. In the event your employment with the Company is terminated for any reason prior to the Operative Date, you shall not be entitled to any benefits hereunder.

                                           (A)     Disability;
Retirement. If, as a result of your incapacity due to physical or mental illness, you shall have been absent from the full-time performance of your duties with the Company for six
(6) consecutive months, and within thirty (30) days after written Notice of Termination (as defined in Subsection 3(D)) is given you shall not have returned to the full-time performance of your duties, the Company may terminate your employment for "Disability." Any question as to the existence of your Disability upon which you and the Company cannot agree shall be determined by a qualified independent physician selected by you (or, if you are unable to make such selection, it shall be made by any adult member of your immediate family), and approved by the Company. The determination of such physician made in writing to the Company and to you shall be final and conclusive for all purposes of this Agreement. Termination of your employment based on "Retirement" shall mean your voluntary termination of employment on a Retirement Date as defined in the Retirement Plan for Employees of Oneida Ltd. or any successor plan thereto (the "Pension Plan") as in effect immediately prior to the occurrence of a Change in Control (whether or not you are a participant in the Pension
Plan) or in accordance with any retirement arrangement established with your consent with respect to you.

                                        (B) Cause. Termination
by the Company of your employment for "Cause" shall mean termination upon (i) the willful and continued failure by you to substantially perform your duties with the Company (other than any such failure resulting from your incapacity due to physical or mental illness or from your Retirement or any such actual or anticipated failure resulting from termination by you for Good Reason (as hereinafter defined after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties, or (ii) the willful engaging by you in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. For purposes of this Subsection, no act or failure to act on your part shall be deemed ''willful'' unless done, or omitted to be done, by you in other than good faith and without reasonable belief that your action or omission was in the best interests of the Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that in the good faith opinion of the Board you were guilty of conduct set forth above in clause
(i) or (ii) of the first sentence of this Subsection and specifying the particulars thereof in detail.

                                         (C) Good Reason.  You
shall be entitled to terminate your employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without your express written consent, the occurrence after a Change in Control of any of the following circumstances:

                                           (i)    Inconsistent
Duties. A meaningful and detrimental alteration in your position or in the nature or status of your responsibilities (including those as a director of the Company, if any) from those in effect immediately prior to the Change in Control;

                (ii) Reduced Salary or Failure to Increase Salary. A reduction by the Company in your annual base salary as in effect on the date hereof or as the same may be increased from time to time; a failure by the Company to increase your salary at a rate commensurate with that of other key executives of the Company; or a failure by the Company to increase your salary on an annual basis to reflect the percentage increase in the cost of living (as determined in accordance with such statistics or indices as the Board shall reasonably consider appropriate for such purposes).

                (iii) Relocation. The relocation of the office of the Company where you are employed at the time of the Change in Control (the "CIC Location") to a location which in your good faith assessment is an area not generally considered conducive to maintaining the executive offices of a company such as the Company because of hazardous or undesirable conditions, including, without limitation, a high crime rate or inadequate facilities, or to a location which is more than twenty-five (25) miles away from the CIC Location or the Company's requiring you to be based more than twenty-five (25) miles away from the CIC Location (except for required travel on the Company's business to an extent substantially consistent with your present business travel obligations);

                (iv) Compensation Plans. The failure by the Company to continue in effect any material compensation, benefit or profit sharing plan in which you were participating immediately prior to the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue your participation therein (or in such substitute or alternative plan) on at least as favorable a basis, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed immediately prior to the Change in Control;

                                          (v)   Benefits   and
Perquisites. The failure by the Company to continue to provide you with benefits at least as favorable as those enjoyed by you under any of the Company's pension, life insurance, medical, health and accident, disability or savings plans in which you were participating immediately prior to the Change in Control; the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits or deprive you of any material benefit or perquisite enjoyed by you immediately prior to the Change in Control; or the failure by the Company to provide you with the number of paid vacation days to which you are entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect immediately prior to the Change in Control;

                (vi) No Assumption by Successor. The failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 5 hereof or, if the business of the Company for which your services are principally performed is sold at any time after a Change in Control, the failure of the purchaser of such business to agree to provide you with the same or a comparable position, duties, compensation, benefits and perquisites (as described in clauses (iv) and (v) above) as provided to you by the Company immediately prior to the Change in Control; or

                (vii) No Notice. Any purported termination of your employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection (D) below (and, if applicable, the requirements of Subsection (B) above), which purported termination shall not be effective for purposes of this Agreement.

                                           (D)    Notice    of
Termination. Any purported termination of your employment by the Company or by you shall be communicated by written Notice of Termination to the other party hereto in accordance with
Section 6. For purposes of his Agreement, a "Notice of Termination" shall mean a notice that shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

                                            (E)    Date     of
Termination, Etc. For purposes of this Agreement, "Date of Termination' shall mean (i) if your employment is terminated for Disability, thirty (30) days after a Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such thirty (30) day period), and (ii) if your employment is terminated pursuant to Subsection (B) or (C) above or for any other reason (other than Disability), the date specified in the Notice of Termination (which, in the case of a termination pursuant to Subsection B) above shall not be less than thirty
(30) days from the date such Notice of Termination is given, and in the case of a termination pursuant to Subsection (C) above shall not be less than thirty (30) nor more than sixty
(60) days from the date such Notice of Termination is given); provided, however, that if within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination. notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or the time for appeal therefrom having expired and no appeal having been perfected); provided further, however, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Company will continue to pay you your full compensation in effect when the notice giving rise to the dispute was given and continue you as a participant in all compensation, benefit and insurance plans and perquisites in which you were participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Subsection. Amounts paid under this Subsection are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement and shall not be reduced by any compensation earned by you as the result of employment by another employer.

                                         4.  Compensation Upon
Termination or During Disability. Following a Change in Control, you shall be entitled to the following benefits during a period of Disability, or upon termination of your employment, as the case may be, provided that such period or termination occurs during the Term:

                                        (A) Disability. During
any period that you fail to perform your full-time duties with the Company as a result of your Disability, you shall continue to receive your base salary at the rate in effect at the commencement of any such period, together with compensation payable to you under the Company's disability insurance coverage or other plan during such period, until your employment is terminated pursuant to Subsection 3(A). Thereafter, your benefits shall be determined in accordance with the Company's insurance programs and other benefit or pension plans then in effect in accordance with the terms of such programs and plans.

                                         (B)  Termination  for
Other than Good Reason or for Cause. If your employment shall be terminated by the Company for Cause or by you other than for Good Reason, death or Retirement, the Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given, plus all other amounts to which you are entitled pursuant to the Company's benefit and pension plans then in effect, and the Company shall have no further obligations to you under this Agreement.

                                        (C) Retirement; Death.
If your employment shall be terminated for Retirement, or by reason of your death, your benefits shall be determined in accordance with the Company's benefit and pension plans then in effect.

                                          (D)  Breach  by  the
Company. If your employment by the Company shall be terminated by the Company other than for Cause, Retirement or Disability or by you for Good Reason, then you shall be entitled to the benefits provided below:

                                         (i) Base Salary.  The
Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given;

                (ii) Severance Payment. In lieu of any further salary payments to you for periods subsequent to the Date of Termination, the Company shall pay as severance pay to you, not later than the tenth (10th) business day following the Date of Termination, a lump sum severance payment equal to
2.99 times the average of the annual compensation which was payable to you by the Company (or any corporation affiliated with the Company within the meaning of section 1504 of the Internal Revenue Code of 1986, as amended (the "Code"), determined without regard to section 1504(b) of the Code) and includable in your gross income for Federal income tax purposes for the five (5) taxable years preceding your taxable year in which a Change in Control occurred. The amount of your average annual compensation shall be determined in accordance with the regulations (including proposed regulations) promulgated under section 280G(d) of the Code; provided, however, that (a) notwithstanding any provision of such regulations to the contrary, the amount of your average annual compensation shall be determined by including as compensation any contribution (a "401(k) Contribution") pursuant to any cash or deferred arrangement (as described in section 401(k) of the Code) maintained by the Company which is not includable in your gross income under section 402(a)(8) of the Code and
(b) the amount of any such 401(k) Contribution shall be treated as includable in your gross income in the taxable year such contribution is made for purposes of the preceding sentence.

                                         (iii)  Legal Fees and
Expenses. The Company shall also pay to you all legal fees and expenses incurred by you as a result of such termination, including all such fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement (other than any such fees or expenses incurred in connection with any such claim which is determined to be frivolous).

                 (iv) Insurance Benefits for 36 Months. For a thirty-six (36) month period after such termination, the Company shall arrange to provide you with life, disability, accident and health insurance benefits substantially similar to and at no greater cost to you than those which you were receiving immediately prior to the Notice of Termination. Benefits otherwise receivable by you pursuant to this Subsection 4(D)(iv) shall be reduced to the extent comparable benefits are actually received by you during the thirty-six
(36) month period following your termination, and any such benefits actually received by you shall be reported to the Company.

                                           (v)    Supplemental
Pension. In addition to the Pension benefits to which you are entitled under the Pension Plan, the Company shall pay you in one sum in cash on the tenth (10th) business day following the Date of Termination, a lump sum equal to the actuarial equivalent of the excess of (1) the retirement pension (determined as a straight life annuity commencing at age 65) which you would have accrued under the terms of the Pension Plan and any other pension benefit program (without regard to any amendment to such Pension Plan or other pension benefit program made subsequent to the Change in Control and on or prior to the Date of Termination, which amendment adversely affects in any manner the computation of pension benefits thereunder), determined as if you were fully vested thereunder and had accumulated (after the Date of Termination thirty-six
(36) additional months of service credit thereunder at your highest annual rate of compensation (the "Compensation Rate") during the twelve (12) months immediately preceding the Date of Termination (but in no event shall you be deemed to have accumulated additional months of service credit after your sixty-fifth (65th) birthday), over (2) the retirement pension (determined as a straight life annuity commencing at age sixty-five (65)) which you had then accrued pursuant to the provisions of the Pension Plan and any other pension benefit program. For purposes of clause (1) above, the Compensation Rate shall be deemed to include amounts payable pursuant to Subsection 4(D)(ii) hereof, and amounts payable pursuant to Subsection 4(D)(ii) hereof shall be deemed to represent thirty-six (36) months of compensation (or such lesser number of months of compensation to your sixty-fifth (65th) birthday) for purposes of determining benefits under the Pension Plan. For purposes of this Subsection, "actuarial equivalent" shall be determined using the same methods and assumptions utilized under the Pension Plan immediately prior to the Change in Control.

                                         (vi) Employee Benefit
Plans. You shall be entitled to receive all benefits payable to you under the Company's benefit and pension plans, not otherwise specifically provided for in this Subsection 4(D).

                                         (E)   No  Mitigation.
You shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 4 be reduced by any compensation earned by you as the result of employment by another employer or by pension benefits after the Date of Termination, or otherwise except as specifically provided in this Section 4.

                                          (F)   Reduction   of
Payments In Certain Cases. Notwithstanding anything herein to the contrary, if any amounts due to you under this Agreement and any other plan or program of the Company constitute a "parachute payment," 2S such term is defined in Section 280G(b)(2) of the Code (the "Parachute Payment"), and the amount of the Parachute Payment, reduced by all federal, state and local taxes applicable thereto, including the excise tax imposed pursuant to Section 4999 of the Code, is less than the amount you would receive if you were paid three times your "base amount," as defined in Section 280G(b)(3) of the Code, less $1.00, reduced by all federal, state and local taxes applicable thereto, then the aggregate of the amounts constituting the Parachute Payment shall be reduced to an amount that will equal three times your base amount less
$1.00. The determinations to be made with respect to this Subsection 4(F) shall be made by an accounting firm (the "Auditor") jointly selected by the Company and you and paid by the Company. The Auditor shall be a nationally recognized United States public accounting firm that has not during the two years preceding the date of its selection acted in any way on behalf of the Company or any of its subsidiaries. If you and the Company cannot agree on the accounting firm to serve as the Auditor, then you and the Company shall each select one accounting firm, which two firms shall jointly select the accounting firm to serve as the Auditor. If the Auditor determines that a reduction in the aggregate of the amounts constituting the Parachute Payment is required by this Subsection (F), you shall have the right to specify the portion of such reduction, if any, that will be made under this Agreement and each applicable plan or program of the Company, respectively. If you do not so specify within, 60 days following the date of a determination by the Auditor pursuant to the preceding sentence, the Company shall determine, in its sole discretion, the portion of such reduction, if any, to be made under this Agreement and each applicable plan or program of the Company, respectively.

                                        5. Successors; Binding
Agreement. (A) Assumption By Successor. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle you to compensation from the Company in the same amount and on the same terms as you would be entitled hereunder if you had terminated your employment for Good Reason following a Change in Control, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "the Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

                                         (B) Enforceability By
Beneficiaries. This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amount would still be payable to you hereunder had you continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there is no such designee, to your estate.

                                           6.    Notice.   For
purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed to the respective parties as follows:

          If to the Company:       Secretary
                                   Oneida Ltd.
                                   Oneida, New York  13421

          If to you:               Edward W. Thoma
                                   33 West Hamilton Avenue
                                   Sherrill, New York 13461

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

                                         7. Miscellaneous.  No
provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other arty shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement, and this Agreement shall supersede all Prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, with respect to the subject matter hereof. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York.

                                          8.   Validity.   The
invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

                                         9. Counterparts. This
Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

                                         10. Arbitration.  Any
dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration conducted in the State of New York in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that you shall be entitled to seek specific performance of your right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

                                         11.  No  Contract  of
Employment. Nothing in this Agreement shall be construed as giving you any right to be retained in the employ of the Company.

                                          12.  Headings.   The
headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the parties to this Agreement.

                                         If  this letter  sets
forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter, which will then constitute our agreement on this subject.


                                        Sincerely,


                                        ONEIDA LTD.
                                        By /s/ William D. Matthews
                                        Name: William D. Matthews
                                        Title: Chairman of the Board
                                               and President

Agreed to this 26th day of  July, 1989

     /s/ Edward W. Thoma
     Edward W. Thoma
     July 26, 1989

                                          July 26, 1989



Mr. Gary L. Moreau
2028 Syosset Drive
Cazenovia, New York  13035


Dear Mr. Moreau:

                                          Oneida   Ltd.   (the
"Company") considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel. In this connection, the Board of Directors of the Company (the "Board') recognizes that the possibility of a change in control of the Company may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders.

                                           The    Board    has
determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including yourself, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from any possible change in control of the Company.

                                        In order to induce you
to remain in the employ of the Company, the Company agrees that you shall receive the severance benefits set forth in this letter agreement (the "Agreement") in the event that your employment with the Company is terminated subsequent to a Change in Control (as defined in Section 2).

                                         1. Term of Agreement.
The term of this Agreement (the "Term") shall commence on the Operative Date (as hereinafter defined) and end on the fifth anniversary of the Operative Date, provided that it has not been terminated in accordance with its terms. In the event, however, that you attain the age of sixty-five (65) during the Term, then this Agreement shall terminate on the last day of the month in which you attain the age of sixty-five (65). For purposes of this Agreement, the term "Operative Date" shall mean the date on which a Change in Control occurs, provided that (i) you are then in the employ of the Company and (ii) such Change in Control occurs before you reach age sixty -five
(65).

                                         2. Change in Control.
No benefits shall be payable hereunder unless there shall have been a Change in Control. For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:

                                         (A) any ''Person", as
such  term  is  used  in  Sections  13(d)  and  14(d)  of  the
Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of sock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

                                         (B) during any period
of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (A), (C) or (D) of this Section) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

                                         (C)  the stockholders
of the Company approve a merger or consolidation of the Company with any other company, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction in which no ''person" (as hereinabove defined) acquires more than 20% of the combined voting power of the Company's then outstanding securities; or

                                         (D)  the stockholders
of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or Substantially all of the Company's assets.

                                            3.     Termination
Following Change in Control. If a Change in Control shall have occurred, you shall be entitled to the benefits provided in Subsection 4(D) upon the subsequent termination of your employment during the Term unless such termination is because of your death or retirement, by the Company for cause or disability, or by you other than for good reason. In the event your employment with the Company is terminated for any reason prior to the Operative Date, you shall not be entitled to any benefits hereunder.

                                           (A)     Disability;
Retirement. If, as a result of your incapacity due to physical or mental illness, you shall have been absent from the full-time performance of your duties with the Company for six
(6) consecutive months, and within thirty (30) days after written Notice of Termination (as defined in Subsection 3(D)) is given you shall not have returned to the full-time performance of your duties, the Company may terminate your employment for "Disability." Any question as to the existence of your Disability upon which you and the Company cannot agree shall be determined by a qualified independent physician selected by you (or, if you are unable to make such selection, it shall be made by any adult member of your immediate family), and approved by the Company. The determination of such physician made in writing to the Company and to you shall be final and conclusive for all purposes of this Agreement. Termination of your employment based on "Retirement" shall mean your voluntary termination of employment on a Retirement Date as defined in the Retirement Plan for Employees of Oneida Ltd. or any successor plan thereto (the "Pension Plan") as in effect immediately prior to the occurrence of a Change in Control (whether or not you are a participant in the Pension
Plan) or in accordance with any retirement arrangement established with your consent with respect to you.

                                        (B) Cause. Termination
by the Company of your employment for "Cause" shall mean termination upon (i) the willful and continued failure by you to substantially perform your duties with the Company (other than any such failure resulting from your incapacity due to physical or mental illness or from your Retirement or any such actual or anticipated failure resulting from termination by you for Good Reason (as hereinafter defined after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties, or (ii) the willful engaging by you in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. For purposes of this Subsection, no act or failure to act on your part shall be deemed ''willful'' unless done, or omitted to be done, by you in other than good faith and without reasonable belief that your action or omission was in the best interests of the Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that in the good faith opinion of the Board you were guilty of conduct set forth above in clause
(i) or (ii) of the first sentence of this Subsection and specifying the particulars thereof in detail.

                                         (C) Good Reason.  You
shall be entitled to terminate your employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without your express written consent, the occurrence after a Change in Control of any of the following circumstances:

                                           (i)    Inconsistent
Duties. A meaningful and detrimental alteration in your position or in the nature or status of your responsibilities (including those as a director of the Company, if any) from those in effect immediately prior to the Change in Control;

                (ii) Reduced Salary or Failure to Increase Salary. A reduction by the Company in your annual base salary as in effect on the date hereof or as the same may be increased from time to time; a failure by the Company to increase your salary at a rate commensurate with that of other key executives of the Company; or a failure by the Company to increase your salary on an annual basis to reflect the percentage increase in the cost of living (as determined in accordance with such statistics or indices as the Board shall reasonably consider appropriate for such purposes).

                (iii) Relocation. The relocation of the office of the Company where you are employed at the time of the Change in Control (the "CIC Location") to a location which in your good faith assessment is an area not generally considered conducive to maintaining the executive offices of a company such as the Company because of hazardous or undesirable conditions, including, without limitation, a high crime rate or inadequate facilities, or to a location which is more than twenty-five (25) miles away from the CIC Location or the Company's requiring you to be based more than twenty-five (25) miles away from the CIC Location (except for required travel on the Company's business to an extent substantially consistent with your present business travel obligations);

                (iv) Compensation Plans. The failure by the Company to continue in effect any material compensation, benefit or profit sharing plan in which you were participating immediately prior to the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue your participation therein (or in such substitute or alternative plan) on at least as favorable a basis, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed immediately prior to the Change in Control;

                                          (v)   Benefits   and
Perquisites. The failure by the Company to continue to provide you with benefits at least as favorable as those enjoyed by you under any of the Company's pension, life insurance, medical, health and accident, disability or savings plans in which you were participating immediately prior to the Change in Control; the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits or deprive you of any material benefit or perquisite enjoyed by you immediately prior to the Change in Control; or the failure by the Company to provide you with the number of paid vacation days to which you are entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect immediately prior to the Change in Control;

                (vi) No Assumption by Successor. The failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 5 hereof or, if the business of the Company for which your services are principally performed is sold at any time after a Change in Control, the failure of the purchaser of such business to agree to provide you with the same or a comparable position, duties, compensation, benefits and perquisites (as described in clauses (iv) and (v) above) as provided to you by the Company immediately prior to the Change in Control; or

                (vii) No Notice. Any purported termination of your employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection (D) below (and, if applicable, the requirements of Subsection (B) above), which purported termination shall not be effective for purposes of this Agreement.

                                           (D)    Notice    of
Termination. Any purported termination of your employment by the Company or by you shall be communicated by written Notice of Termination to the other party hereto in accordance with
Section 6. For purposes of his Agreement, a "Notice of Termination" shall mean a notice that shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

                                            (E)    Date     of
Termination, Etc. For purposes of this Agreement, "Date of Termination' shall mean (i) if your employment is terminated for Disability, thirty (30) days after a Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such thirty (30) day period), and (ii) if your employment is terminated pursuant to Subsection (B) or (C) above or for any other reason (other than Disability), the date specified in the Notice of Termination (which, in the case of a termination pursuant to Subsection B) above shall not be less than thirty
(30) days from the date such Notice of Termination is given, and in the case of a termination pursuant to Subsection (C) above shall not be less than thirty (30) nor more than sixty
(60) days from the date such Notice of Termination is given); provided, however, that if within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination. notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or the time for appeal therefrom having expired and no appeal having been perfected); provided further, however, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Company will continue to pay you your full compensation in effect when the notice giving rise to the dispute was given and continue you as a participant in all compensation, benefit and insurance plans and perquisites in which you were participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Subsection. Amounts paid under this Subsection are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement and shall not be reduced by any compensation earned by you as the result of employment by another employer.

                                         4.  Compensation Upon
Termination or During Disability. Following a Change in Control, you shall be entitled to the following benefits during a period of Disability, or upon termination of your employment, as the case may be, provided that such period or termination occurs during the Term:

                                        (A) Disability. During
any period that you fail to perform your full-time duties with the Company as a result of your Disability, you shall continue to receive your base salary at the rate in effect at the commencement of any such period, together with compensation payable to you under the Company's disability insurance coverage or other plan during such period, until your employment is terminated pursuant to Subsection 3(A). Thereafter, your benefits shall be determined in accordance with the Company's insurance programs and other benefit or pension plans then in effect in accordance with the terms of such programs and plans.

                                         (B)  Termination  for
Other than Good Reason or for Cause. If your employment shall be terminated by the Company for Cause or by you other than for Good Reason, death or Retirement, the Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given, plus all other amounts to which you are entitled pursuant to the Company's benefit and pension plans then in effect, and the Company shall have no further obligations to you under this Agreement.

                                        (C) Retirement; Death.
If your employment shall be terminated for Retirement, or by reason of your death, your benefits shall be determined in accordance with the Company's benefit and pension plans then in effect.

                                          (D)  Breach  by  the
Company. If your employment by the Company shall be terminated by the Company other than for Cause, Retirement or Disability or by you for Good Reason, then you shall be entitled to the benefits provided below:

                                         (i) Base Salary.  The
Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given;

                (ii) Severance Payment. In lieu of any further salary payments to you for periods subsequent to the Date of Termination, the Company shall pay as severance pay to you, not later than the tenth (10th) business day following the Date of Termination, a lump sum severance payment equal to
2.99 times the average of the annual compensation which was payable to you by the Company (or any corporation affiliated with the Company within the meaning of section 1504 of the Internal Revenue Code of 1986, as amended (the "Code"), determined without regard to section 1504(b) of the Code) and includable in your gross income for Federal income tax purposes for the five (5) taxable years preceding your taxable year in which a Change in Control occurred. The amount of your average annual compensation shall be determined in accordance with the regulations (including proposed regulations) promulgated under section 280G(d) of the Code; provided, however, that (a) notwithstanding any provision of such regulations to the contrary, the amount of your average annual compensation shall be determined by including as compensation any contribution (a "401(k) Contribution") pursuant to any cash or deferred arrangement (as described in section 401(k) of the Code) maintained by the Company which is not includable in your gross income under section 402(a)(8) of the Code and
(b) the amount of any such 401(k) Contribution shall be treated as includable in your gross income in the taxable year such contribution is made for purposes of the preceding sentence.

                                         (iii)  Legal Fees and
Expenses. The Company shall also pay to you all legal fees and expenses incurred by you as a result of such termination, including all such fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement (other than any such fees or expenses incurred in connection with any such claim which is determined to be frivolous).

                 (iv) Insurance Benefits for 36 Months. For a thirty-six (36) month period after such termination, the Company shall arrange to provide you with life, disability, accident and health insurance benefits substantially similar to and at no greater cost to you than those which you were receiving immediately prior to the Notice of Termination. Benefits otherwise receivable by you pursuant to this Subsection 4(D)(iv) shall be reduced to the extent comparable benefits are actually received by you during the thirty-six
(36) month period following your termination, and any such benefits actually received by you shall be reported to the Company.

                                           (v)    Supplemental
Pension. In addition to the Pension benefits to which you are entitled under the Pension Plan, the Company shall pay you in one sum in cash on the tenth (10th) business day following the Date of Termination, a lump sum equal to the actuarial equivalent of the excess of (1) the retirement pension (determined as a straight life annuity commencing at age 65) which you would have accrued under the terms of the Pension Plan and any other pension benefit program (without regard to any amendment to such Pension Plan or other pension benefit program made subsequent to the Change in Control and on or prior to the Date of Termination, which amendment adversely affects in any manner the computation of pension benefits thereunder), determined as if you were fully vested thereunder and had accumulated (after the Date of Termination thirty-six
(36) additional months of service credit thereunder at your highest annual rate of compensation (the "Compensation Rate") during the twelve (12) months immediately preceding the Date of Termination (but in no event shall you be deemed to have accumulated additional months of service credit after your sixty-fifth (65th) birthday), over (2) the retirement pension (determined as a straight life annuity commencing at age sixty-five (65)) which you had then accrued pursuant to the provisions of the Pension Plan and any other pension benefit program. For purposes of clause (1) above, the Compensation Rate shall be deemed to include amounts payable pursuant to Subsection 4(D)(ii) hereof, and amounts payable pursuant to Subsection 4(D)(ii) hereof shall be deemed to represent thirty-six (36) months of compensation (or such lesser number of months of compensation to your sixty-fifth (65th) birthday) for purposes of determining benefits under the Pension Plan. For purposes of this Subsection, "actuarial equivalent" shall be determined using the same methods and assumptions utilized under the Pension Plan immediately prior to the Change in Control.

                                         (vi) Employee Benefit
Plans. You shall be entitled to receive all benefits payable to you under the Company's benefit and pension plans, not otherwise specifically provided for in this Subsection 4(D).

                                        (E) No Mitigation. You
shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 4 be reduced by any compensation earned by you as the result of employment by another employer or by pension benefits after the Date of Termination, or otherwise except as specifically provided in this Section 4.

                                          (F)   Reduction   of
Payments In Certain Cases. Notwithstanding anything herein to the contrary, if any amounts due to you under this Agreement and any other plan or program of the Company constitute a "parachute payment," 2S such term is defined in Section 280G(b)(2) of the Code (the "Parachute Payment"), and the amount of the Parachute Payment, reduced by all federal, state and local taxes applicable thereto, including the excise tax imposed pursuant to Section 4999 of the Code, is less than the amount you would receive if you were paid three times your "base amount," as defined in Section 280G(b)(3) of the Code, less $1.00, reduced by all federal, state and local taxes applicable thereto, then the aggregate of the amounts constituting the Parachute Payment shall be reduced to an amount that will equal three times your base amount less
$1.00. The determinations to be made with respect to this Subsection 4(F) shall be made by an accounting firm (the "Auditor") jointly selected by the Company and you and paid by the Company. The Auditor shall be a nationally recognized United States public accounting firm that has not during the two years preceding the date of its selection acted in any way on behalf of the Company or any of its subsidiaries. If you and the Company cannot agree on the accounting firm to serve as the Auditor, then you and the Company shall each select one accounting firm, which two firms shall jointly select the accounting firm to serve as the Auditor. If the Auditor determines that a reduction in the aggregate of the amounts constituting the Parachute Payment is required by this Subsection (F), you shall have the right to specify the portion of such reduction, if any, that will be made under this Agreement and each applicable plan or program of the Company, respectively. If you do not so specify within, 60 days following the date of a determination by the Auditor pursuant to the preceding sentence, the Company shall determine, in its sole discretion, the portion of such reduction, if any, to be made under this Agreement and each applicable plan or program of the Company, respectively.

                                        5. Successors; Binding
Agreement. (A) Assumption By Successor. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle you to compensation from the Company in the same amount and on the same terms as you would be entitled hereunder if you had terminated your employment for Good Reason following a Change in Control, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "the Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

                                         (B) Enforceability By
Beneficiaries. This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amount would still be payable to you hereunder had you continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there is no such designee, to your estate.

                                           6.    Notice.   For
purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed to the respective parties as follows:

          If to the Company:         Secretary
                                     Oneida Ltd.
                                     Oneida, New York 13421

          If to you:                 Gary L. Moreau
                                     2028 Syosset Drive
                                     Cazenovia, New York  13035

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

                                         7. Miscellaneous.  No
provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other arty shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement, and this Agreement shall supersede all Prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, with respect to the subject matter hereof. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York.

                                          8.   Validity.   The
invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

                                         9. Counterparts. This
Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

                                         10. Arbitration.  Any
dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration conducted in the State of New York in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that you shall be entitled to seek specific performance of your right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

                                         11.  No  Contract  of
Employment. Nothing in this Agreement shall be construed as giving you any right to be retained in the employ of the Company.

                                          12.  Headings.   The
headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the parties to this Agreement.

                                         If  this letter  sets
forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter, which will then constitute our agreement on this subject.


                                        Sincerely,

                                        ONEIDA LTD.
                                        By /s/ William D. Matthews
                                        Name: William D. Matthews
                                        Title: Chairman of the Board
                                               and President

Agreed to this 26th day of  July, 1989

     /s/ Gary L. Moreau
     Gary L. Moreau

                                        July 26, 1989


Mr. Terry M. French
Nichols Pond Road
Canastota, New York  13032


Dear Mr. French:

                                          Oneida   Ltd.   (the
"Company") considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel. In this connection, the Board of Directors of the Company (the "Board') recognizes that the possibility of a change in control of the Company may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders.

                                           The    Board    has
determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including yourself, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from any possible change in control of the Company.

                                        In order to induce you
to remain in the employ of the Company, the Company agrees that you shall receive the severance benefits set forth in this letter agreement (the "Agreement") in the event that your employment with the Company is terminated subsequent to a Change in Control (as defined in Section 2).

                                         1. Term of Agreement.
The term of this Agreement (the "Term") shall commence on the Operative Date (as hereinafter defined) and end on the fifth anniversary of the Operative Date, provided that it has not been terminated in accordance with its terms. In the event, however, that you attain the age of sixty-five (65) during the Term, then this Agreement shall terminate on the last day of the month in which you attain the age of sixty-five (65). For purposes of this Agreement, the term "Operative Date" shall mean the date on which a Change in Control occurs, provided that (i) you are then in the employ of the Company and (ii) such Change in Control occurs before you reach age sixty -five
(65).

                                         2. Change in Control.
No benefits shall be payable hereunder unless there shall have been a Change in Control. For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:

                                         (A) any ''Person", as
such  term  is  used  in  Sections  13(d)  and  14(d)  of  the
Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of sock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

                                         (B) during any period
of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (A), (C) or (D) of this Section) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

                                         (C)  the stockholders
of the Company approve a merger or consolidation of the Company with any other company, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction in which no ''person" (as hereinabove defined) acquires more than 20% of the combined voting power of the Company's then outstanding securities; or

                                         (D)  the stockholders
of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or Substantially all of the Company's assets.

                                            3.     Termination
Following Change in Control. If a Change in Control shall have occurred, you shall be entitled to the benefits provided in Subsection 4(D) upon the subsequent termination of your employment during the Term unless such termination is because of your death or retirement, by the Company for cause or disability, or by you other than for good reason. In the event your employment with the Company is terminated for any reason prior to the Operative Date, you shall not be entitled to any benefits hereunder.

                                           (A)     Disability;
Retirement. If, as a result of your incapacity due to physical or mental illness, you shall have been absent from the full-time performance of your duties with the Company for six
(6) consecutive months, and within thirty (30) days after written Notice of Termination (as defined in Subsection 3(D)) is given you shall not have returned to the full-time performance of your duties, the Company may terminate your employment for "Disability." Any question as to the existence of your Disability upon which you and the Company cannot agree shall be determined by a qualified independent physician selected by you (or, if you are unable to make such selection, it shall be made by any adult member of your immediate family), and approved by the Company. The determination of such physician made in writing to the Company and to you shall be final and conclusive for all purposes of this Agreement. Termination of your employment based on "Retirement" shall mean your voluntary termination of employment on a Retirement Date as defined in the Retirement Plan for Employees of Oneida Ltd. or any successor plan thereto (the "Pension Plan") as in effect immediately prior to the occurrence of a Change in Control (whether or not you are a participant in the Pension
Plan) or in accordance with any retirement arrangement established with your consent with respect to you.

                                        (B) Cause. Termination
by the Company of your employment for "Cause" shall mean termination upon (i) the willful and continued failure by you to substantially perform your duties with the Company (other than any such failure resulting from your incapacity due to physical or mental illness or from your Retirement or any such actual or anticipated failure resulting from termination by you for Good Reason (as hereinafter defined after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties, or (ii) the willful engaging by you in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. For purposes of this Subsection, no act or failure to act on your part shall be deemed ''willful'' unless done, or omitted to be done, by you in other than good faith and without reasonable belief that your action or omission was in the best interests of the Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that in the good faith opinion of the Board you were guilty of conduct set forth above in clause
(i) or (ii) of the first sentence of this Subsection and specifying the particulars thereof in detail.

                                         (C) Good Reason.  You
shall be entitled to terminate your employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without your express written consent, the occurrence after a Change in Control of any of the following circumstances:

                                           (i)    Inconsistent
Duties. A meaningful and detrimental alteration in your position or in the nature or status of your responsibilities (including those as a director of the Company, if any) from those in effect immediately prior to the Change in Control;

                (ii) Reduced Salary or Failure to Increase Salary. A reduction by the Company in your annual base salary as in effect on the date hereof or as the same may be increased from time to time; a failure by the Company to increase your salary at a rate commensurate with that of other key executives of the Company; or a failure by the Company to increase your salary on an annual basis to reflect the percentage increase in the cost of living (as determined in accordance with such statistics or indices as the Board shall reasonably consider appropriate for such purposes).

                (iii) Relocation. The relocation of the office of the Company where you are employed at the time of the Change in Control (the "CIC Location") to a location which in your good faith assessment is an area not generally considered conducive to maintaining the executive offices of a company such as the Company because of hazardous or undesirable conditions, including, without limitation, a high crime rate or inadequate facilities, or to a location which is more than twenty-five (25) miles away from the CIC Location or the Company's requiring you to be based more than twenty-five (25) miles away from the CIC Location (except for required travel on the Company's business to an extent substantially consistent with your present business travel obligations);

                (iv) Compensation Plans. The failure by the Company to continue in effect any material compensation, benefit or profit sharing plan in which you were participating immediately prior to the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue your participation therein (or in such substitute or alternative plan) on at least as favorable a basis, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed immediately prior to the Change in Control;

                                          (v)   Benefits   and
Perquisites. The failure by the Company to continue to provide you with benefits at least as favorable as those enjoyed by you under any of the Company's pension, life insurance, medical, health and accident, disability or savings plans in which you were participating immediately prior to the Change in Control; the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits or deprive you of any material benefit or perquisite enjoyed by you immediately prior to the Change in Control; or the failure by the Company to provide you with the number of paid vacation days to which you are entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect immediately prior to the Change in Control;

                (vi) No Assumption by Successor. The failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 5 hereof or, if the business of the Company for which your services are principally performed is sold at any time after a Change in Control, the failure of the purchaser of such business to agree to provide you with the same or a comparable position, duties, compensation, benefits and perquisites (as described in clauses (iv) and (v) above) as provided to you by the Company immediately prior to the Change in Control; or

                (vii) No Notice. Any purported termination of your employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection (D) below (and, if applicable, the requirements of Subsection (B) above), which purported termination shall not be effective for purposes of this Agreement.

                                           (D)    Notice    of
Termination. Any purported termination of your employment by the Company or by you shall be communicated by written Notice of Termination to the other party hereto in accordance with
Section 6. For purposes of his Agreement, a "Notice of Termination" shall mean a notice that shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

                                            (E)    Date     of
Termination, Etc. For purposes of this Agreement, "Date of Termination' shall mean (i) if your employment is terminated for Disability, thirty (30) days after a Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such thirty (30) day period), and (ii) if your employment is terminated pursuant to Subsection (B) or (C) above or for any other reason (other than Disability), the date specified in the Notice of Termination (which, in the case of a termination pursuant to Subsection B) above shall not be less than thirty
(30) days from the date such Notice of Termination is given, and in the case of a termination pursuant to Subsection (C) above shall not be less than thirty (30) nor more than sixty
(60) days from the date such Notice of Termination is given); provided, however, that if within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination. notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or the time for appeal therefrom having expired and no appeal having been perfected); provided further, however, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Company will continue to pay you your full compensation in effect when the notice giving rise to the dispute was given and continue you as a participant in all compensation, benefit and insurance plans and perquisites in which you were participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Subsection. Amounts paid under this Subsection are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement and shall not be reduced by any compensation earned by you as the result of employment by another employer.

                                         4.  Compensation Upon
Termination or During Disability. Following a Change in Control, you shall be entitled to the following benefits during a period of Disability, or upon termination of your employment, as the case may be, provided that such period or termination occurs during the Term:

                                        (A) Disability. During
any period that you fail to perform your full-time duties with the Company as a result of your Disability, you shall continue to receive your base salary at the rate in effect at the commencement of any such period, together with compensation payable to you under the Company's disability insurance coverage or other plan during such period, until your employment is terminated pursuant to Subsection 3(A). Thereafter, your benefits shall be determined in accordance with the Company's insurance programs and other benefit or pension plans then in effect in accordance with the terms of such programs and plans.

                                         (B)  Termination  for
Other than Good Reason or for Cause. If your employment shall be terminated by the Company for Cause or by you other than for Good Reason, death or Retirement, the Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given, plus all other amounts to which you are entitled pursuant to the Company's benefit and pension plans then in effect, and the Company shall have no further obligations to you under this Agreement.

                                        (C) Retirement; Death.
If your employment shall be terminated for Retirement, or by reason of your death, your benefits shall be determined in accordance with the Company's benefit and pension plans then in effect.

                                          (D)  Breach  by  the
Company. If your employment by the Company shall be terminated by the Company other than for Cause, Retirement or Disability or by you for Good Reason, then you shall be entitled to the benefits provided below:

                                         (i) Base Salary.  The
Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given;

                (ii) Severance Payment. In lieu of any further salary payments to you for periods subsequent to the Date of Termination, the Company shall pay as severance pay to you, not later than the tenth (10th) business day following the Date of Termination, a lump sum severance payment equal to
2.99 times the average of the annual compensation which was payable to you by the Company (or any corporation affiliated with the Company within the meaning of section 1504 of the Internal Revenue Code of 1986, as amended (the "Code"), determined without regard to section 1504(b) of the Code) and includable in your gross income for Federal income tax purposes for the five (5) taxable years preceding your taxable year in which a Change in Control occurred. The amount of your average annual compensation shall be determined in accordance with the regulations (including proposed regulations) promulgated under section 280G(d) of the Code; provided, however, that (a) notwithstanding any provision of such regulations to the contrary, the amount of your average annual compensation shall be determined by including as compensation any contribution (a "401(k) Contribution") pursuant to any cash or deferred arrangement (as described in section 401(k) of the Code) maintained by the Company which is not includable in your gross income under section 402(a)(8) of the Code and
(b) the amount of any such 401(k) Contribution shall be treated as includable in your gross income in the taxable year such contribution is made for purposes of the preceding sentence.

                                         (iii)  Legal Fees and
Expenses. The Company shall also pay to you all legal fees and expenses incurred by you as a result of such termination, including all such fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement (other than any such fees or expenses incurred in connection with any such claim which is determined to be frivolous).

                 (iv) Insurance Benefits for 36 Months. For a thirty-six (36) month period after such termination, the Company shall arrange to provide you with life, disability, accident and health insurance benefits substantially similar to and at no greater cost to you than those which you were receiving immediately prior to the Notice of Termination. Benefits otherwise receivable by you pursuant to this Subsection 4(D)(iv) shall be reduced to the extent comparable benefits are actually received by you during the thirty-six
(36) month period following your termination, and any such benefits actually received by you shall be reported to the Company.

                                           (v)    Supplemental
Pension. In addition to the Pension benefits to which you are entitled under the Pension Plan, the Company shall pay you in one sum in cash on the tenth (10th) business day following the Date of Termination, a lump sum equal to the actuarial equivalent of the excess of (1) the retirement pension (determined as a straight life annuity commencing at age 65) which you would have accrued under the terms of the Pension Plan and any other pension benefit program (without regard to any amendment to such Pension Plan or other pension benefit program made subsequent to the Change in Control and on or prior to the Date of Termination, which amendment adversely affects in any manner the computation of pension benefits thereunder), determined as if you were fully vested thereunder and had accumulated (after the Date of Termination thirty-six
(36) additional months of service credit thereunder at your highest annual rate of compensation (the "Compensation Rate") during the twelve (12) months immediately preceding the Date of Termination (but in no event shall you be deemed to have accumulated additional months of service credit after your sixty-fifth (65th) birthday), over (2) the retirement pension (determined as a straight life annuity commencing at age sixty-five (65)) which you had then accrued pursuant to the provisions of the Pension Plan and any other pension benefit program. For purposes of clause (1) above, the Compensation Rate shall be deemed to include amounts payable pursuant to Subsection 4(D)(ii) hereof, and amounts payable pursuant to Subsection 4(D)(ii) hereof shall be deemed to represent thirty-six (36) months of compensation (or such lesser number of months of compensation to your sixty-fifth (65th) birthday) for purposes of determining benefits under the Pension Plan. For purposes of this Subsection, "actuarial equivalent" shall be determined using the same methods and assumptions utilized under the Pension Plan immediately prior to the Change in Control.

                                         (vi) Employee Benefit
Plans. You shall be entitled to receive all benefits payable to you under the Company's benefit and pension plans, not otherwise specifically provided for in this Subsection 4(D).

                                        (E) No Mitigation. You
shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 4 be reduced by any compensation earned by you as the result of employment by another employer or by pension benefits after the Date of Termination, or otherwise except as specifically provided in this Section 4.

                                          (F)   Reduction   of
Payments In Certain Cases. Notwithstanding anything herein to the contrary, if any amounts due to you under this Agreement and any other plan or program of the Company constitute a "parachute payment," 2S such term is defined in Section 280G(b)(2) of the Code (the "Parachute Payment"), and the amount of the Parachute Payment, reduced by all federal, state and local taxes applicable thereto, including the excise tax imposed pursuant to Section 4999 of the Code, is less than the amount you would receive if you were paid three times your "base amount," as defined in Section 280G(b)(3) of the Code, less $1.00, reduced by all federal, state and local taxes applicable thereto, then the aggregate of the amounts constituting the Parachute Payment shall be reduced to an amount that will equal three times your base amount less
$1.00. The determinations to be made with respect to this Subsection 4(F) shall be made by an accounting firm (the "Auditor") jointly selected by the Company and you and paid by the Company. The Auditor shall be a nationally recognized United States public accounting firm that has not during the two years preceding the date of its selection acted in any way on behalf of the Company or any of its subsidiaries. If you and the Company cannot agree on the accounting firm to serve as the Auditor, then you and the Company shall each select one accounting firm, which two firms shall jointly select the accounting firm to serve as the Auditor. If the Auditor determines that a reduction in the aggregate of the amounts constituting the Parachute Payment is required by this Subsection (F), you shall have the right to specify the portion of such reduction, if any, that will be made under this Agreement and each applicable plan or program of the Company, respectively. If you do not so specify within, 60 days following the date of a determination by the Auditor pursuant to the preceding sentence, the Company shall determine, in its sole discretion, the portion of such reduction, if any, to be made under this Agreement and each applicable plan or program of the Company, respectively.

                                        5. Successors; Binding
Agreement. (A) Assumption By Successor. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle you to compensation from the Company in the same amount and on the same terms as you would be entitled hereunder if you had terminated your employment for Good Reason following a Change in Control, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "the Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

                                         (B) Enforceability By
Beneficiaries. This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amount would still be payable to you hereunder had you continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there is no such designee, to your estate.

                                           6.    Notice.   For
purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed to the respective parties as follows:

          If to the Company:       Secretary
                                   Oneida Ltd.
                                   Oneida, New York  13421

          If to you:               Terry M. French
                                   Nichols Pond Road
                                   Canastota, New York 13032

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

                                         7. Miscellaneous.  No
provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other arty shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement, and this Agreement shall supersede all Prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, with respect to the subject matter hereof. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York.

                                          8.   Validity.   The
invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

                                         9. Counterparts. This
Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

                                         10. Arbitration.  Any
dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration conducted in the State of New York in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that you shall be entitled to seek specific performance of your right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

                                         11.   No Contract  of
Employment. Nothing in this Agreement shall be construed as giving you any right to be retained in the employ of the Company.

                                          12.  Headings.   The
headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the parties to this Agreement.

                                         If  this letter  sets
forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter, which will then constitute our agreement on this subject.


                                        Sincerely,


                                        ONEIDA LTD.
                                        By /s/ William D. Matthews
                                        Name: William D. Matthews
                                        Title: Chairman of the Board
                                               and President

Agreed to this 26th day of  July, 1989

     /s/ Terry M. French
     Terry M. French

<PAGE.      107

                                       July 26, 1989


Mr. Glenn B. Kelsey
Box 200-A, RD 1
Verona, New York  13478


Dear Mr. Kelsey:

                                          Oneida   Ltd.   (the
"Company") considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel. In this connection, the Board of Directors of the Company (the "Board') recognizes that the possibility of a change in control of the Company may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders.

                                           The    Board    has
determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including yourself, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from any possible change in control of the Company.

                                        In order to induce you
to remain in the employ of the Company, the Company agrees that you shall receive the severance benefits set forth in this letter agreement (the "Agreement") in the event that your employment with the Company is terminated subsequent to a Change in Control (as defined in Section 2).

                                         1. Term of Agreement.
The term of this Agreement (the "Term") shall commence on the Operative Date (as hereinafter defined) and end on the fifth anniversary of the Operative Date, provided that it has not been terminated in accordance with its terms. In the event, however, that you attain the age of sixty-five (65) during the Term, then this Agreement shall terminate on the last day of the month in which you attain the age of sixty-five (65). For purposes of this Agreement, the term "Operative Date" shall mean the date on which a Change in Control occurs, provided that (i) you are then in the employ of the Company and (ii) such Change in Control occurs before you reach age sixty -five
(65).

                                         2. Change in Control.
No benefits shall be payable hereunder unless there shall have been a Change in Control. For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:

                                         (A) any ''Person", as
such  term  is  used  in  Sections  13(d)  and  14(d)  of  the
Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of sock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

                                         (B) during any period
of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (A), (C) or (D) of this Section) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

                                         (C)  the stockholders
of the Company approve a merger or consolidation of the Company with any other company, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction in which no ''person" (as hereinabove defined) acquires more than 20% of the combined voting power of the Company's then outstanding securities; or

                                         (D)  the stockholders
of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or Substantially all of the Company's assets.

                                            3.     Termination
Following Change in Control. If a Change in Control shall have occurred, you shall be entitled to the benefits provided in Subsection 4(D) upon the subsequent termination of your employment during the Term unless such termination is because of your death or retirement, by the Company for cause or disability, or by you other than for good reason. In the event your employment with the Company is terminated for any reason prior to the Operative Date, you shall not be entitled to any benefits hereunder.

                                           (A)     Disability;
Retirement. If, as a result of your incapacity due to physical or mental illness, you shall have been absent from the full-time performance of your duties with the Company for six
(6) consecutive months, and within thirty (30) days after written Notice of Termination (as defined in Subsection 3(D)) is given you shall not have returned to the full-time performance of your duties, the Company may terminate your employment for "Disability." Any question as to the existence of your Disability upon which you and the Company cannot agree shall be determined by a qualified independent physician selected by you (or, if you are unable to make such selection, it shall be made by any adult member of your immediate family), and approved by the Company. The determination of such physician made in writing to the Company and to you shall be final and conclusive for all purposes of this Agreement. Termination of your employment based on "Retirement" shall mean your voluntary termination of employment on a Retirement Date as defined in the Retirement Plan for Employees of Oneida Ltd. or any successor plan thereto (the "Pension Plan") as in effect immediately prior to the occurrence of a Change in Control (whether or not you are a participant in the Pension
Plan) or in accordance with any retirement arrangement established with your consent with respect to you.

                                        (B) Cause. Termination
by the Company of your employment for "Cause" shall mean termination upon (i) the willful and continued failure by you to substantially perform your duties with the Company (other than any such failure resulting from your incapacity due to physical or mental illness or from your Retirement or any such actual or anticipated failure resulting from termination by you for Good Reason (as hereinafter defined after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties, or (ii) the willful engaging by you in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. For purposes of this Subsection, no act or failure to act on your part shall be deemed "willful" unless done, or omitted to be done, by you in other than good faith and without reasonable belief that your action or omission was in the best interests of the Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that in the good faith opinion of the Board you were guilty of conduct set forth above in clause
(i) or (ii) of the first sentence of this Subsection and specifying the particulars thereof in detail.

                                         (C) Good Reason.  You
shall be entitled to terminate your employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without your express written consent, the occurrence after a Change in Control of any of the following circumstances:

                                           (i)    Inconsistent
Duties. A meaningful and detrimental alteration in your position or in the nature or status of your responsibilities (including those as a director of the Company, if any) from those in effect immediately prior to the Change in Control;

                (ii) Reduced Salary or Failure to Increase Salary. A reduction by the Company in your annual base salary as in effect on the date hereof or as the same may be increased from time to time; a failure by the Company to increase your salary at a rate commensurate with that of other key executives of the Company; or a failure by the Company to increase your salary on an annual basis to reflect the percentage increase in the cost of living (as determined in accordance with such statistics or indices as the Board shall reasonably consider appropriate for such purposes).

                (iii) Relocation. The relocation of the office of the Company where you are employed at the time of the Change in Control (the "CIC Location") to a location which in your good faith assessment is an area not generally considered conducive to maintaining the executive offices of a company such as the Company because of hazardous or undesirable conditions, including, without limitation, a high crime rate or inadequate facilities, or to a location which is more than twenty-five (25) miles away from the CIC Location or the Company's requiring you to be based more than twenty-five (25) miles away from the CIC Location (except for required travel on the Company's business to an extent substantially consistent with your present business travel obligations);

                (iv) Compensation Plans. The failure by the Company to continue in effect any material compensation, benefit or profit sharing plan in which you were participating immediately prior to the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue your participation therein (or in such substitute or alternative plan) on at least as favorable a basis, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed immediately prior to the Change in Control;

                                          (v)   Benefits   and
Perquisites. The failure by the Company to continue to provide you with benefits at least as favorable as those enjoyed by you under any of the Company's pension, life insurance, medical, health and accident, disability or savings plans in which you were participating immediately prior to the Change in Control; the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits or deprive you of any material benefit or perquisite enjoyed by you immediately prior to the Change in Control; or the failure by the Company to provide you with the number of paid vacation days to which you are entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect immediately prior to the Change in Control;

                (vi) No Assumption by Successor. The failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 5 hereof or, if the business of the Company for which your services are principally performed is sold at any time after a Change in Control, the failure of the purchaser of such business to agree to provide you with the same or a comparable position, duties, compensation, benefits and perquisites (as described in clauses (iv) and (v) above) as provided to you by the Company immediately prior to the Change in Control; or

                (vii) No Notice. Any purported termination of your employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection (D) below (and, if applicable, the requirements of Subsection (B) above), which purported termination shall not be effective for purposes of this Agreement.

                                           (D)    Notice    of
Termination. Any purported termination of your employment by the Company or by you shall be communicated by written Notice of Termination to the other party hereto in accordance with
Section 6. For purposes of his Agreement, a "Notice of Termination" shall mean a notice that shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

                                            (E)    Date     of
Termination, Etc. For purposes of this Agreement, "Date of Termination' shall mean (i) if your employment is terminated for Disability, thirty (30) days after a Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such thirty (30) day period), and (ii) if your employment is terminated pursuant to Subsection (B) or (C) above or for any other reason (other than Disability), the date specified in the Notice of Termination (which, in the case of a termination pursuant to Subsection B) above shall not be less than thirty
(30) days from the date such Notice of Termination is given, and in the case of a termination pursuant to Subsection (C) above shall not be less than thirty (30) nor more than sixty
(60) days from the date such Notice of Termination is given); provided, however, that if within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination. notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or the time for appeal therefrom having expired and no appeal having been perfected); provided further, however, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Company will continue to pay you your full compensation in effect when the notice giving rise to the dispute was given and continue you as a participant in all compensation, benefit and insurance plans and perquisites in which you were participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Subsection. Amounts paid under this Subsection are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement and shall not be reduced by any compensation earned by you as the result of employment by another employer.

                                         4.  Compensation Upon
Termination or During Disability. Following a Change in Control, you shall be entitled to the following benefits during a period of Disability, or upon termination of your employment, as the case may be, provided that such period or termination occurs during the Term:

                                        (A) Disability. During
any period that you fail to perform your full-time duties with the Company as a result of your Disability, you shall continue to receive your base salary at the rate in effect at the commencement of any such period, together with compensation payable to you under the Company's disability insurance coverage or other plan during such period, until your employment is terminated pursuant to Subsection 3(A). Thereafter, your benefits shall be determined in accordance with the Company's insurance programs and other benefit or pension plans then in effect in accordance with the terms of such programs and plans.

                                         (B)  Termination  for
Other than Good Reason or for Cause. If your employment shall be terminated by the Company for Cause or by you other than for Good Reason, death or Retirement, the Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given, plus all other amounts to which you are entitled pursuant to the Company's benefit and pension plans then in effect, and the Company shall have no further obligations to you under this Agreement.

                                        (C) Retirement; Death.
If your employment shall be terminated for Retirement, or by reason of your death, your benefits shall be determined in accordance with the Company's benefit and pension plans then in effect.

                                          (D)  Breach  by  the
Company. If your employment by the Company shall be terminated by the Company other than for Cause, Retirement or Disability or by you for Good Reason, then you shall be entitled to the benefits provided below:

                                         (i) Base Salary.  The
Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given;

                (ii) Severance Payment. In lieu of any further salary payments to you for periods subsequent to the Date of Termination, the Company shall pay as severance pay to you, not later than the tenth (10th) business day following the Date of Termination, a lump sum severance payment equal to
2.99 times the average of the annual compensation which was payable to you by the Company (or any corporation affiliated with the Company within the meaning of section 1504 of the Internal Revenue Code of 1986, as amended (the "Code"), determined without regard to section 1504(b) of the Code) and includable in your gross income for Federal income tax purposes for the five (5) taxable years preceding your taxable year in which a Change in Control occurred. The amount of your average annual compensation shall be determined in accordance with the regulations (including proposed regulations) promulgated under section 280G(d) of the Code; provided, however, that (a) notwithstanding any provision of such regulations to the contrary, the amount of your average annual compensation shall be determined by including as compensation any contribution (a "401(k) Contribution") pursuant to any cash or deferred arrangement (as described in section 401(k) of the Code) maintained by the Company which is not includable in your gross income under section 402(a)(8) of the Code and
(b) the amount of any such 401(k) Contribution shall be treated as includable in your gross income in the taxable year such contribution is made for purposes of the preceding sentence.

                                         (iii)  Legal Fees and
Expenses. The Company shall also pay to you all legal fees and expenses incurred by you as a result of such termination, including all such fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement (other than any such fees or expenses incurred in connection with any such claim which is determined to be frivolous).

                 (iv) Insurance Benefits for 36 Months. For a thirty-six (36) month period after such termination, the Company shall arrange to provide you with life, disability, accident and health insurance benefits substantially similar to and at no greater cost to you than those which you were receiving immediately prior to the Notice of Termination. Benefits otherwise receivable by you pursuant to this Subsection 4(D)(iv) shall be reduced to the extent comparable benefits are actually received by you during the thirty-six
(36) month period following your termination, and any such benefits actually received by you shall be reported to the Company.

                                           (v)    Supplemental
Pension. In addition to the Pension benefits to which you are entitled under the Pension Plan, the Company shall pay you in one sum in cash on the tenth (10th) business day following the Date of Termination, a lump sum equal to the actuarial equivalent of the excess of (1) the retirement pension (determined as a straight life annuity commencing at age 65) which you would have accrued under the terms of the Pension Plan and any other pension benefit program (without regard to any amendment to such Pension Plan or other pension benefit program made subsequent to the Change in Control and on or prior to the Date of Termination, which amendment adversely affects in any manner the computation of pension benefits thereunder), determined as if you were fully vested thereunder and had accumulated (after the Date of Termination thirty-six
(36) additional months of service credit thereunder at your highest annual rate of compensation (the "Compensation Rate") during the twelve (12) months immediately preceding the Date of Termination (but in no event shall you be deemed to have accumulated additional months of service credit after your sixty-fifth (65th) birthday), over (2) the retirement pension (determined as a straight life annuity commencing at age sixty-five (65)) which you had then accrued pursuant to the provisions of the Pension Plan and any other pension benefit program. For purposes of clause (1) above, the Compensation Rate shall be deemed to include amounts payable pursuant to Subsection 4(D)(ii) hereof, and amounts payable pursuant to Subsection 4(D)(ii) hereof shall be deemed to represent thirty-six (36) months of compensation (or such lesser number of months of compensation to your sixty-fifth (65th) birthday) for purposes of determining benefits under the Pension Plan. For purposes of this Subsection, "actuarial equivalent" shall be determined using the same methods and assumptions utilized under the Pension Plan immediately prior to the Change in Control.

                                         (vi) Employee Benefit
Plans. You shall be entitled to receive all benefits payable to you under the Company's benefit and pension plans, not otherwise specifically provided for in this Subsection 4(D).

                                        (E) No Mitigation. You
shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 4 be reduced by any compensation earned by you as the result of employment by another employer or by pension benefits after the Date of Termination, or otherwise except as specifically provided in this Section 4.

                                          (F)   Reduction   of
Payments In Certain Cases. Notwithstanding anything herein to the contrary, if any amounts due to you under this Agreement and any other plan or program of the Company constitute a "parachute payment," 2S such term is defined in Section 280G(b)(2) of the Code (the "Parachute Payment"), and the amount of the Parachute Payment, reduced by all federal, state and local taxes applicable thereto, including the excise tax imposed pursuant to Section 4999 of the Code, is less than the amount you would receive if you were paid three times your "base amount," as defined in Section 280G(b)(3) of the Code, less $1.00, reduced by all federal, state and local taxes applicable thereto, then the aggregate of the amounts constituting the Parachute Payment shall be reduced to an amount that will equal three times your base amount less
$1.00. The determinations to be made with respect to this Subsection 4(F) shall be made by an accounting firm (the "Auditor") jointly selected by the Company and you and paid by the Company. The Auditor shall be a nationally recognized United States public accounting firm that has not during the two years preceding the date of its selection acted in any way on behalf of the Company or any of its subsidiaries. If you and the Company cannot agree on the accounting firm to serve as the Auditor, then you and the Company shall each select one accounting firm, which two firms shall jointly select the accounting firm to serve as the Auditor. If the Auditor determines that a reduction in the aggregate of the amounts constituting the Parachute Payment is required by this Subsection (F), you shall have the right to specify the portion of such reduction, if any, that will be made under this Agreement and each applicable plan or program of the Company, respectively. If you do not so specify within, 60 days following the date of a determination by the Auditor pursuant to the preceding sentence, the Company shall determine, in its sole discretion, the portion of such reduction, if any, to be made under this Agreement and each applicable plan or program of the Company, respectively.

                                        5. Successors; Binding
Agreement. (A) Assumption By Successor. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle you to compensation from the Company in the same amount and on the same terms as you would be entitled hereunder if you had terminated your employment for Good Reason following a Change in Control, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "the Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

                                         (B) Enforceability By
Beneficiaries. This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amount would still be payable to you hereunder had you continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there is no such designee, to your estate.

                                           6.    Notice.   For
purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed to the respective parties as follows:

          If to the Company:       Secretary
                                   Oneida Ltd.
                                   Oneida, New York  13421

          If to you:               Glenn B. Kelsey
                                   Box 200-A, RD 1
                                   Verona, New York 13478

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

                                         7. Miscellaneous.  No
provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other arty shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement, and this Agreement shall supersede all Prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, with respect to the subject matter hereof. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York.

                                          8.   Validity.   The
invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

                                         9. Counterparts. This
Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

                                         10. Arbitration.  Any
dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration conducted in the State of New York in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that you shall be entitled to seek specific performance of your right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

                                         11.   No Contract  of
Employment. Nothing in this Agreement shall be construed as giving you any right to be retained in the employ of the Company.

                                          12.  Headings.   The
headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the parties to this Agreement.

                                         If  this letter  sets
forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter, which will then constitute our agreement on this subject.


                                        Sincerely,


                                        ONEIDA LTD.
                                        By /s/ William D. Matthews
                                        Name: William D. Matthews
                                        Title: Chairman of the Board
                                               and President
Agreed to this 26th day of  July, 1989

     /s/ Glenn B. Kelsey
     Glenn B. Kelsey

                                        July 26, 1989



Mr. Thomas A. Fetzner
7767 Academy Street
Fabius, New York  13063


Dear Mr. Fetzner:

                                          Oneida   Ltd.   (the
"Company") considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel. In this connection, the Board of Directors of the Company (the "Board') recognizes that the possibility of a change in control of the Company may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders.

                                           The    Board    has
determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including yourself, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from any possible change in control of the Company.

                                        In order to induce you
to remain in the employ of the Company, the Company agrees that you shall receive the severance benefits set forth in this letter agreement (the "Agreement") in the event that your employment with the Company is terminated subsequent to a Change in Control (as defined in Section 2).

                                         1. Term of Agreement.
The term of this Agreement (the "Term") shall commence on the Operative Date (as hereinafter defined) and end on the fifth anniversary of the Operative Date, provided that it has not been terminated in accordance with its terms. In the event, however, that you attain the age of sixty-five (65) during the Term, then this Agreement shall terminate on the last day of the month in which you attain the age of sixty-five (65). For purposes of this Agreement, the term "Operative Date" shall mean the date on which a Change in Control occurs, provided that (i) you are then in the employ of the Company and (ii) such Change in Control occurs before you reach age sixty -five
(65).

                                         2. Change in Control.
No benefits shall be payable hereunder unless there shall have been a Change in Control. For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:

                                         (A) any ''Person", as
such  term  is  used  in  Sections  13(d)  and  14(d)  of  the
Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of sock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

                                         (B) during any period
of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (A), (C) or (D) of this Section) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

                                         (C)  the stockholders
of the Company approve a merger or consolidation of the Company with any other company, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction in which no ''person" (as hereinabove defined) acquires more than 20% of the combined voting power of the Company's then outstanding securities; or

                                         (D)  the stockholders
of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or Substantially all of the Company's assets.

                                            3.     Termination
Following Change in Control. If a Change in Control shall have occurred, you shall be entitled to the benefits provided in Subsection 4(D) upon the subsequent termination of your employment during the Term unless such termination is because of your death or retirement, by the Company for cause or disability, or by you other than for good reason. In the event your employment with the Company is terminated for any reason prior to the Operative Date, you shall not be entitled to any benefits hereunder.

                                           (A)     Disability;
Retirement. If, as a result of your incapacity due to physical or mental illness, you shall have been absent from the full-time performance of your duties with the Company for six
(6) consecutive months, and within thirty (30) days after written Notice of Termination (as defined in Subsection 3(D)) is given you shall not have returned to the full-time performance of your duties, the Company may terminate your employment for "Disability." Any question as to the existence of your Disability upon which you and the Company cannot agree shall be determined by a qualified independent physician selected by you (or, if you are unable to make such selection, it shall be made by any adult member of your immediate family), and approved by the Company. The determination of such physician made in writing to the Company and to you shall be final and conclusive for all purposes of this Agreement. Termination of your employment based on "Retirement" shall mean your voluntary termination of employment on a Retirement Date as defined in the Retirement Plan for Employees of Oneida Ltd. or any successor plan thereto (the "Pension Plan") as in effect immediately prior to the occurrence of a Change in Control (whether or not you are a participant in the Pension
Plan) or in accordance with any retirement arrangement established with your consent with respect to you.

                                        (B) Cause. Termination
by the Company of your employment for "Cause" shall mean termination upon (i) the willful and continued failure by you to substantially perform your duties with the Company (other than any such failure resulting from your incapacity due to physical or mental illness or from your Retirement or any such actual or anticipated failure resulting from termination by you for Good Reason (as hereinafter defined after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties, or (ii) the willful engaging by you in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. For purposes of this Subsection, no act or failure to act on your part shall be deemed ''willful'' unless done, or omitted to be done, by you in other than good faith and without reasonable belief that your action or omission was in the best interests of the Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that in the good faith opinion of the Board you were guilty of conduct set forth above in clause
(i) or (ii) of the first sentence of this Subsection and specifying the particulars thereof in detail.

                                         (C) Good Reason.  You
shall be entitled to terminate your employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without your express written consent, the occurrence after a Change in Control of any of the following circumstances:

                                           (i)    Inconsistent
Duties. A meaningful and detrimental alteration in your position or in the nature or status of your responsibilities (including those as a director of the Company, if any) from those in effect immediately prior to the Change in Control;

                (ii) Reduced Salary or Failure to Increase Salary. A reduction by the Company in your annual base salary as in effect on the date hereof or as the same may be increased from time to time; a failure by the Company to increase your salary at a rate commensurate with that of other key executives of the Company; or a failure by the Company to increase your salary on an annual basis to reflect the percentage increase in the cost of living (as determined in accordance with such statistics or indices as the Board shall reasonably consider appropriate for such purposes).

                (iii) Relocation. The relocation of the office of the Company where you are employed at the time of the Change in Control (the "CIC Location") to a location which in your good faith assessment is an area not generally considered conducive to maintaining the executive offices of a company such as the Company because of hazardous or undesirable conditions, including, without limitation, a high crime rate or inadequate facilities, or to a location which is more than twenty-five (25) miles away from the CIC Location or the Company's requiring you to be based more than twenty-five (25) miles away from the CIC Location (except for required travel on the Company's business to an extent substantially consistent with your present business travel obligations);

                (iv) Compensation Plans. The failure by the Company to continue in effect any material compensation, benefit or profit sharing plan in which you were participating immediately prior to the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue your participation therein (or in such substitute or alternative plan) on at least as favorable a basis, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed immediately prior to the Change in Control;

                                          (v)   Benefits   and
Perquisites. The failure by the Company to continue to provide you with benefits at least as favorable as those enjoyed by you under any of the Company's pension, life insurance, medical, health and accident, disability or savings plans in which you were participating immediately prior to the Change in Control; the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits or deprive you of any material benefit or perquisite enjoyed by you immediately prior to the Change in Control; or the failure by the Company to provide you with the number of paid vacation days to which you are entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect immediately prior to the Change in Control;

                (vi) No Assumption by Successor. The failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 5 hereof or, if the business of the Company for which your services are principally performed is sold at any time after a Change in Control, the failure of the purchaser of such business to agree to provide you with the same or a comparable position, duties, compensation, benefits and perquisites (as described in clauses (iv) and (v) above) as provided to you by the Company immediately prior to the Change in Control; or

                (vii) No Notice. Any purported termination of your employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection (D) below (and, if applicable, the requirements of Subsection (B) above), which purported termination shall not be effective for purposes of this Agreement.

                                           (D)    Notice    of
Termination. Any purported termination of your employment by the Company or by you shall be communicated by written Notice of Termination to the other party hereto in accordance with
Section 6. For purposes of his Agreement, a "Notice of Termination" shall mean a notice that shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

                                            (E)    Date     of
Termination, Etc. For purposes of this Agreement, "Date of Termination' shall mean (i) if your employment is terminated for Disability, thirty (30) days after a Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such thirty (30) day period), and (ii) if your employment is terminated pursuant to Subsection (B) or (C) above or for any other reason (other than Disability), the date specified in the Notice of Termination (which, in the case of a termination pursuant to Subsection B) above shall not be less than thirty
(30) days from the date such Notice of Termination is given, and in the case of a termination pursuant to Subsection (C) above shall not be less than thirty (30) nor more than sixty
(60) days from the date such Notice of Termination is given); provided, however, that if within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination. notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or the time for appeal therefrom having expired and no appeal having been perfected); provided further, however, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Company will continue to pay you your full compensation in effect when the notice giving rise to the dispute was given and continue you as a participant in all compensation, benefit and insurance plans and perquisites in which you were participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Subsection. Amounts paid under this Subsection are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement and shall not be reduced by any compensation earned by you as the result of employment by another employer.

                                         4.  Compensation Upon
Termination or During Disability. Following a Change in Control, you shall be entitled to the following benefits during a period of Disability, or upon termination of your employment, as the case may be, provided that such period or termination occurs during the Term:

                                        (A) Disability. During
any period that you fail to perform your full-time duties with the Company as a result of your Disability, you shall continue to receive your base salary at the rate in effect at the commencement of any such period, together with compensation payable to you under the Company's disability insurance coverage or other plan during such period, until your employment is terminated pursuant to Subsection 3(A). Thereafter, your benefits shall be determined in accordance with the Company's insurance programs and other benefit or pension plans then in effect in accordance with the terms of such programs and plans.

                                         (B)  Termination  for
Other than Good Reason or for Cause. If your employment shall be terminated by the Company for Cause or by you other than for Good Reason, death or Retirement, the Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given, plus all other amounts to which you are entitled pursuant to the Company's benefit and pension plans then in effect, and the Company shall have no further obligations to you under this Agreement.

                                        (C) Retirement; Death.
If your employment shall be terminated for Retirement, or by reason of your death, your benefits shall be determined in accordance with the Company's benefit and pension plans then in effect.

                                          (D)  Breach  by  the
Company. If your employment by the Company shall be terminated by the Company other than for Cause, Retirement or Disability or by you for Good Reason, then you shall be entitled to the benefits provided below:

                                         (i) Base Salary.  The
Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given;

                (ii) Severance Payment. In lieu of any further salary payments to you for periods subsequent to the Date of Termination, the Company shall pay as severance pay to you, not later than the tenth (10th) business day following the Date of Termination, a lump sum severance payment equal to
2.99 times the average of the annual compensation which was payable to you by the Company (or any corporation affiliated with the Company within the meaning of section 1504 of the Internal Revenue Code of 1986, as amended (the "Code"), determined without regard to section 1504(b) of the Code) and includable in your gross income for Federal income tax purposes for the five (5) taxable years preceding your taxable year in which a Change in Control occurred. The amount of your average annual compensation shall be determined in accordance with the regulations (including proposed regulations) promulgated under section 280G(d) of the Code; provided, however, that (a) notwithstanding any provision of such regulations to the contrary, the amount of your average annual compensation shall be determined by including as compensation any contribution (a "401(k) Contribution") pursuant to any cash or deferred arrangement (as described in section 401(k) of the Code) maintained by the Company which is not includable in your gross income under section 402(a)(8) of the Code and
(b) the amount of any such 401(k) Contribution shall be treated as includable in your gross income in the taxable year such contribution is made for purposes of the preceding sentence.

                                         (iii)  Legal Fees and
Expenses. The Company shall also pay to you all legal fees and expenses incurred by you as a result of such termination, including all such fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement (other than any such fees or expenses incurred in connection with any such claim which is determined to be frivolous).

                 (iv) Insurance Benefits for 36 Months. For a thirty-six (36) month period after such termination, the Company shall arrange to provide you with life, disability, accident and health insurance benefits substantially similar to and at no greater cost to you than those which you were receiving immediately prior to the Notice of Termination. Benefits otherwise receivable by you pursuant to this Subsection 4(D)(iv) shall be reduced to the extent comparable benefits are actually received by you during the thirty-six
(36) month period following your termination, and any such benefits actually received by you shall be reported to the Company.

                                           (v)    Supplemental
Pension. In addition to the Pension benefits to which you are entitled under the Pension Plan, the Company shall pay you in one sum in cash on the tenth (10th) business day following the Date of Termination, a lump sum equal to the actuarial equivalent of the excess of (1) the retirement pension (determined as a straight life annuity commencing at age 65) which you would have accrued under the terms of the Pension Plan and any other pension benefit program (without regard to any amendment to such Pension Plan or other pension benefit program made subsequent to the Change in Control and on or prior to the Date of Termination, which amendment adversely affects in any manner the computation of pension benefits thereunder), determined as if you were fully vested thereunder and had accumulated (after the Date of Termination thirty-six
(36) additional months of service credit thereunder at your highest annual rate of compensation (the "Compensation Rate") during the twelve (12) months immediately preceding the Date of Termination (but in no event shall you be deemed to have accumulated additional months of service credit after your sixty-fifth (65th) birthday), over (2) the retirement pension (determined as a straight life annuity commencing at age sixty-five (65)) which you had then accrued pursuant to the provisions of the Pension Plan and any other pension benefit program. For purposes of clause (1) above, the Compensation Rate shall be deemed to include amounts payable pursuant to Subsection 4(D)(ii) hereof, and amounts payable pursuant to Subsection 4(D)(ii) hereof shall be deemed to represent thirty-six (36) months of compensation (or such lesser number of months of compensation to your sixty-fifth (65th) birthday) for purposes of determining benefits under the Pension Plan. For purposes of this Subsection, "actuarial equivalent" shall be determined using the same methods and assumptions utilized under the Pension Plan immediately prior to the Change in Control.

                                         (vi) Employee Benefit
Plans . You shall be entitled to receive all benefits payable to you under the Company's benefit and pension plans, not otherwise specifically provided for in this Subsection 4(D).

                                        (E) No Mitigation. You
shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 4 be reduced by any compensation earned by you as the result of employment by another employer or by pension benefits after the Date of Termination, or otherwise except as specifically provided in this Section 4.

                                          (F)   Reduction   of
Payments In Certain Cases. Notwithstanding anything herein to the contrary, if any amounts due to you under this Agreement and any other plan or program of the Company constitute a "parachute payment," 2S such term is defined in Section 280G(b)(2) of the Code (the "Parachute Payment"), and the amount of the Parachute Payment, reduced by all federal, state and local taxes applicable thereto, including the excise tax imposed pursuant to Section 4999 of the Code, is less than the amount you would receive if you were paid three times your "base amount," as defined in Section 280G(b)(3) of the Code, less $1.00, reduced by all federal, state and local taxes applicable thereto, then the aggregate of the amounts constituting the Parachute Payment shall be reduced to an amount that will equal three times your base amount less
$1.00. The determinations to be made with respect to this Subsection 4(F) shall be made by an accounting firm (the "Auditor") jointly selected by the Company and you and paid by the Company. The Auditor shall be a nationally recognized United States public accounting firm that has not during the two years preceding the date of its selection acted in any way on behalf of the Company or any of its subsidiaries. If you and the Company cannot agree on the accounting firm to serve as the Auditor, then you and the Company shall each select one accounting firm, which two firms shall jointly select the accounting firm to serve as the Auditor. If the Auditor determines that a reduction in the aggregate of the amounts constituting the Parachute Payment is required by this Subsection (F), you shall have the right to specify the portion of such reduction, if any, that will be made under this Agreement and each applicable plan or program of the Company, respectively. If you do not so specify within, 60 days following the date of a determination by the Auditor pursuant to the preceding sentence, the Company shall determine, in its sole discretion, the portion of such reduction, if any, to be made under this Agreement and each applicable plan or program of the Company, respectively.

                                        5. Successors; Binding
Agreement. (A) Assumption By Successor. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle you to compensation from the Company in the same amount and on the same terms as you would be entitled hereunder if you had terminated your employment for Good Reason following a Change in Control, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "the Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

                                         (B) Enforceability By
Beneficiaries. This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amount would still be payable to you hereunder had you continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there is no such designee, to your estate.

                                           6.    Notice.   For
purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed to the respective parties as follows:

          If to the Company:       Secretary
                                   Oneida Ltd.
                                   Oneida, New York  13421

          If to you:               Thomas A. Fetzner
                                   7767 Academy Street
                                   Fabius, New York 13063

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

                                         7. Miscellaneous.  No
provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other arty shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement, and this Agreement shall supersede all Prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, with respect to the subject matter hereof. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York.

                                          8.   Validity.   The
invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

                                         9. Counterparts. This
Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

                                         10. Arbitration.  Any
dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration conducted in the State of New York in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that you shall be entitled to seek specific performance of your right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

                                         11.   No Contract  of
Employment. Nothing in this Agreement shall be construed as giving you any right to be retained in the employ of the Company.

                                          12.  Headings.   The
headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the parties to this Agreement.

                                         If  this letter  sets
forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter, which will then constitute our agreement on this subject.


                                        Sincerely,


                                        ONEIDA LTD.
                                        By /s/ William D. Matthews
                                        Name: William D. Matthews
                                        Title: Chairman of the Board
                                               and President

Agreed to this 26th day of  July, 1989

     /s/ Thomas A. Fetzner
     Thomas A. Fetzner